UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2024

WeTrade Group Inc.

(Exact name of Company as specified in charter)

Wyoming	001-41450	N/A
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Room 519, 05/F Block T3

Qianhai Premier Finance Centre Unit 2

Guiwan Area, Nanshan District, Shenzhen, China 518000

+852-52208810

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WETG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

WeTrade Group Inc. (the “Company”) provides an update on the lawsuit filed by certain purported shareholders affiliated with Zheng Dai and Pijun Liu in the Chancery Court of the State of Wyoming (“Chancery Court”).

On November 7, 2023, the Chancery Court issued a temporary restraining order primarily restraining the plaintiff-shareholders and their affiliates (including Zheng Dai, Pijun Liu, and Lina Jiang) from claiming to act on behalf of the Company.

On November 30, 2023, the Company responded to plaintiffs’ arguments that they controlled WeTrade, pointing out that plaintiffs’ case was largely built upon forged signatures and other fabricated materials. In response, the plaintiffs withdrew their opposition to the Company’s request for an injunction.

On January 5, 2024, the Chancery Court entered a preliminary injunction order (attached hereto). Specifically, the order restrained plaintiff-shareholders and their affiliates from the following conduct:

(i)	acting as or holding themselves out as majority shareholders, directors, executives, or employees of the Company and its affiliates;
(ii)	making any attempts to contact the SEC, Nasdaq, government authorities, or make any filing or press release on behalf of the Company;
(iii)	making any attempts to change the board composition and executive team;
(iv)	disseminating false statements regarding the Company and its leadership;
(v)	making any attempts to contact the Company’s service providers, including auditors, stock transfer agents, and filing agents;
(vi)	making any attempts to issue the Company’s shares.

The Company is controlled by its current board of directors, composed of the following personnel: Lichen Dong (Chairman of the Board), Lim Kian Wee, Mahesh Thapaliya, and Jianbo Sun.

The Company will continue to pursue the plaintiff-shareholders and their affiliates (including Zheng Dai, Pijun Liu, and Lina Jiang) for damages resulting from their prior interference with the Company’s operations, which damages include those sustained for responding to their lawsuit, which the Company views as having been brought in bad faith.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Stipulated Order for Preliminary Injunction dated January 5, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wetrade Group Inc.

By:	/s/ Lichen, Dong
Name:	Lichen, Dong
Title:	Chairman

Dated: January 24, 2024